UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

April 8, 2024
Date of Report (Date of Earliest Event Reported)

DIAMONDBACK ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35700	45-4502447
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Texas Ave.
Suite 100
Midland, Texas 79701
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (432) 221-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	FANG	The Nasdaq Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01	Other Events.

Diamondback Energy, Inc., a Delaware corporation (the “Company”) is filing this current report on Form 8-K to provide certain historical financial information with respect to Endeavor Parent, LLC, a Texas limited liability company (“Endeavor”).

The Company is filing the following exhibits to this Current Report on Form 8-K: (i) Endeavor’s consolidated financial statements and supplemental schedules as Exhibit 99.1, which contain (a) its audited consolidated financial statements as of December 31, 2023 and 2022 and for each of the fiscal years ended December 31, 2023, 2022 and 2021 and (b) unaudited supplemental information on oil and natural gas producing activities; and (ii) Endeavor management’s discussion and analysis of financial condition and results of operations of Endeavor as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
23.1	Consent of Grant Thornton LLP, independent certified public accountants of Endeavor.
23.2	Consent of Netherland, Sewell & Associates, Inc., independent petroleum engineers of Endeavor.
99.1	Consolidated Financial Statements and Supplemental Schedules of Endeavor.
99.2	Endeavor Management’s Discussion and Analysis of Financial Condition and Results of Operations of Endeavor.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

Certain of the documents included in this Current Report on Form 8-K  contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended, which involve risks, uncertainties, and assumptions.  All statements, other than statements of historical fact, including statements regarding future performance; business strategy; future operations (including drilling plans and capital plans); estimates and projections of revenues, losses, costs, expenses, returns, cash flow, and financial position; reserve estimates and its ability to replace or increase reserves; anticipated benefits of strategic transactions (including acquisitions and divestitures), and plans and objectives of Endeavor management (including plans for future cash flow from operations and for executing environmental strategies) are forward-looking statements. When used in such documents, the words “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “model,” “outlook,” “plan,” “positioned,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions (including the negative of such terms) are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Forward-looking statements  involve risks and uncertainties that are difficult to predict and, in many cases, beyond Endeavor’s control. Accordingly, forward-looking statements are not guarantees of future performance and actual outcomes could differ materially from what Endeavor has expressed in any forward-looking statements in the documents included in this Current Report on Form 8-K.

Factors that could cause the outcomes to differ materially include (but are not limited to) the following: changes in supply and demand levels for oil, natural gas, and natural gas liquids, and the resulting impact on the price for those commodities; the impact of public health crises, including epidemic or pandemic diseases and any related company or government policies or actions; actions taken by the members of OPEC and Russia affecting the production and pricing of oil, as well as other domestic and global political, economic, or diplomatic developments, including any impact of the ongoing war in Ukraine and the Israel-Hamas war on the global energy markets and geopolitical stability; instability in the financial markets; concerns over a potential economic slowdown or recession; inflationary pressures; rising interest rates and their impact on the cost of capital; regional supply and demand factors, including delays, curtailment delays or interruptions of production, or governmental orders, rules or regulations that impose production limits; federal and state legislative and regulatory initiatives relating to hydraulic fracturing, including the effect of existing and future laws and governmental regulations; physical and transition risks relating to climate change; those risks described in Item 1A of Diamondback’s Annual Report on Form 10-K, filed with the SEC on February 22, 2024 (which are also applicable to Endeavor as Diamondback and Endeavor operate similar businesses in similar industries), and risks relating to the proposed transaction between Diamondback and Endeavor.

In light of these factors, the events anticipated by such forward-looking statements may not occur at the time anticipated or at all.  Moreover, Endeavor operates in a very competitive and rapidly changing environment and new risks emerge from time to time. Diamondback and Endeavor cannot predict all risks, nor can they assess the impact of all factors on Endeavor’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those anticipated by any forward-looking statements it may make. Accordingly, you should not place undue reliance on any forward-looking statements. All forward-looking statements in the documents included as exhibits in this Current Report on Form 8-K speak only as of the date of such documents or, if earlier, as of the date they were made. Diamondback and Endeavor do not intend to, and disclaim any obligation to, update or revise any forward-looking statements unless required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDBACK ENERGY, INC.

Date: April 8, 2024	By:	/s/ Kaes Van’t Hof
	Name:	Kaes Van’t Hof
	Title:	President and Chief Financial Officer